Exhibit 24.01

POWER OF ATTORNEY

        WHEREAS, Xcel Energy Inc., a Minnesota corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, (i) a registration statement on Form S-3 (or such other appropriate form) or a post-effective amendment to a registration statement on Form S-3 for the issuance and sale from time to time, in one or more series, and in any combination, of unsecured long-term debt securities, long-term subordinated debt securities and/or shares of common stock, par value $2.50 (including rights to purchase common stock) (the "Common Stock"); (ii) a registration statement on Form S-3 (or such other appropriate form), and all amendments, including post-effective amendments, thereto, for the registration of shares of Common Stock for issuance and sale under the Company's Dividend Reinvestment and Stock Purchase Plan (the "DSPP"); and (iii) a registration statement on Form S-8 (or such other appropriate form) or a post-effective amendment to a registration statement on Form S-8 for the registration of shares of Common Stock for issuance under its three 401(k) Savings Plans; and

        WHEREAS, each of the undersigned holds the office or offices in the Company herein below set opposite his/her name, respectively.

        NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Michael C. Connelly, Benjamin G.S. Fowke III and George E. Tyson II, and each of them individually, his/her attorney, with full power to act for him/her and in his/her name, place and stead, to sign his/her name in the capacity or capacities set forth below to (i) one or more registration statements on Form S-3 (or such other appropriate form) or a post-effective amendment to a registration statement on Form S-3 relating to the issuance and sale from time to time of unsecured long-term debt securities, long-term subordinated debt securities and/or shares of Common Stock, and to any and all amendments and supplements (including post-effective amendments) thereto; (ii) one or more registration statements on Form S-3 (or such other appropriate form), and any and all amendments and supplements (including post-effective amendments) thereto, for the issuance and sale under the Company's DSPP of up to 20,000,000 shares of Common Stock plus such number of shares of Common Stock as were previously authorized for issuance and sale pursuant to the Company's Dividend Reinvestment Plan and which remain unsold as of the effective date of the DSPP, such shares of Common Stock to be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof; and (iii) one or more registration statements on Form S-8 (or such other appropriate form), and any and all amendments and supplements (including post-effective amendments) thereto, or a post-effective amendment to a registration statement on Form S-8 and any and all amendments and supplements thereto for the registration of 2.642 million shares of Common Stock for issuance under the Company's three 401(k) Savings Plans, such shares of Common Stock to be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof; and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 12th day of December, 2007.

/s/  RICHARD C. KELLY
Richard C. Kelly
President, Chief Executive Officer and
    Chairman of the Board

/s/  TERESA S. MADDEN
Teresa S. Madden
Vice President and Controller
(Principal Accounting Officer)

/s/  FREDRIC W. CORRIGAN
Fredric W. Corrigan
Director

/s/  ROGER R. HEMMINGHAUS
Roger R. Hemminghaus
Director

/s/  DOUGLAS W. LEATHERDALE
Douglas W. Leatherdale
Director

/s/  MARGARET R. PRESKA
Margaret R. Preska
Director

/s/  RICHARD H. TRULY
Richard H. Truly
Director

/s/  TIMOTHY V. WOLF
Timothy V. Wolf
Director	/s/ BENJAMIN G.S. FOWKE III
Benjamin G.S. Fowke III
Vice President and Chief Financial Officer
(Principal Financial Officer)

/s/  C. CONEY BURGESS
C. Coney Burgess
Director

/s/  RICHARD K. DAVIS
Richard K. Davis
Director

/s/  A. BARRY HIRSCHFELD
A. Barry Hirschfeld
Director

/s/  ALBERT F. MORENO
Albert F. Moreno
Director

/s/  A. PATRICIA SAMPSON
A. Patricia Sampson
Director

/s/  DAVID A. WESTERLUND
David A. Westerlund
Director